UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                   May 1, 2001
                Date of Report (Date of earliest event reported)

                          FINANCIAL INSTITUTIONS, INC.

                  --------------------------------------------

             (Exact name of registrant as specified in its charter)

          New York                    0-26481                   16-0816610
          --------                    -------                   ----------
      (State of other              (Commission               (IRS Employer
      jurisdiction of               File No.)             Identification No.)
      incorporation or
       organization)

                   220 Liberty Street, Warsaw, New York 14569
                       -----------------------------------
              (Address of principal executive offices and zip code)

                                 (716) 786-1100
                                ----------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

      On November 2, 2000, Bath National Corporation ("Bath") and Financial Institutions, Inc. ("FII"), entered into an Agreement and Plan of Merger (the "Merger Agreement") dated November 2, 2000, between Bath, FII and FII's recently formed merger subsidiary, FI Subsidiary I, Inc. ("FISI").

      On May 1, 2001, Financial Institutions, Inc. acquired Bath National Corporation in accordance with the Agreement and Plan of Merger and Bath National Bank became a wholly owned subsidiary of FII (the "Merger").

      The consideration for this transaction was $48.00 per issued and outstanding share of Bath for a total aggregate consideration of $62,600,000. The sources of the consideration were general corporate funds, approximately $15,000,000 in proceeds from FII's issuance of guaranteed preferred beneficial interests in corporation's junior subordinated debentures and approximately $6,000,000 from a third-party lender. The Merger was accounted for as a purchase transaction.

      On May 11, 2001, FII filed a Form 8-K disclosing the completion of the Merger. Form 8-K/A filed herewith includes the financial statements required by
Item 7 of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of the company acquired.

      (i) The audited consolidated financial statements of Bath National Corporation for the year ended December 31, 2000 contained in its Form 10-K filed with the SEC on April 2, 2001 are incorporated by reference thereto.

      (ii) The unaudited consolidated financial statements of Bath National Corporation for the quarters ended March 31, 2001 and March 31, 2000 are included on pages 3 and 4.

(b) Proforma Financial Information.

Proforma financial information for the year ended December 31, 2000 and the three month period ended March 31, 2001 begins on page 5.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FINANCIAL INSTITUTIONS, INC.


Dated: July 16, 2001              By: /s/ Peter Humphrey
                                    -------------------------------------------
                                    Name: Peter Humphrey
                                    Title: President and Chief Executive
                                           Officer

                   BATH NATIONAL CORPORATION AND SUBSIDIARIES
                       Consolidated Statement of Condition
                                   (unaudited)
                                 (in thousands)

                                                                   March 31,    December 31,
                                                                     2001           2000
                                                                  -------------------------
Assets
  Cash and due from banks                                         $  14,176          13,210
  Federal funds sold                                                 14,295           2,895
  Securities available-for-sale                                      71,998          71,201
  Loans, net                                                        187,686         188,111
  Premises and equipment, net                                         4,562           4,681
  Accrued interest receivable                                         2,335           2,076
  Other assets                                                        2,967           5,929
                                                                  -------------------------
     Total assets                                                 $ 298,019         288,103
                                                                  =========================
Liabilities and Shareholders' Equity
 Deposits:
  Demand                                                          $  37,583          37,382
  Savings                                                            39,580          40,302
  NOW accounts                                                       35,954          36,322
  Money market accounts                                              10,039          10,494
  Time deposits ($100,000 or more)                                   32,252          17,535
  Other time accounts                                                77,156          76,260
                                                                  -------------------------
    Total deposits                                                  232,564         218,295

  Securities sold under agreements to repurchase                      9,877          14,925
  Federal Home Loan Bank borrowings                                  25,000          25,000
  Other liabilities                                                   2,454           2,348
                                                                  -------------------------
    Total liabilities                                               269,895         260,568
Shareholders' equity:
  Preferred stock, $10 par value, 300,000 shares authorized;
    none issued
  Common stock; $5 par value, 1,500,000 shares authorized;
    1,365,801 issued                                                  6,829           6,829
  Additional paid-in capital                                          1,495           1,495
  Retained earnings                                                  22,011          21,631
  Accumulated other comprehensive income                                338             129
  Treasury stock (62,044 shares in 2001 and 2000)                    (2,549)         (2,549)
                                                                  -------------------------
    Total shareholders' equity                                       28,124          27,535
                                                                  -------------------------
     Total liabilities and shareholders' equity                   $ 298,019         288,103
                                                                  =========================

                   Bath National Corporation and Subsidiaries
                        Consolidated Statements of Income
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                                 Three          Three
                                                                Months         Months
                                                                 Ended          Ended
                                                               March 31,      March 31,
                                                                 2001           2000
                                                               ------------------------
Interest income:
  Loans                                                        $   4,077          4,036
  Securities:
      US Government and agency obligations                           497            540
      State and municipal obligations                                576            608
  Federal funds sold                                                 157             41
  Deposits in other banks                                              0             72
                                                               ------------------------
      Total interest income                                        5,307          5,297

Interest expense:
  Deposits                                                         1,970          1,712
  Borrowings                                                         482            571
                                                               ------------------------
    Total interest expense                                         2,452          2,283
                                                               ------------------------
      Net interest income                                          2,855          3,014
Provision for loan losses                                            303            322
                                                               ------------------------
      Net interest income after provision for loan losses          2,552          2,692

Noninterest income:
  Service charges                                                    287            268
  Other                                                              205            277
                                                               ------------------------
      Total noninterest income                                       492            545

Noninterest expense:
  Salaries and employee benefits                                   1,040          1,304
  Occupancy                                                          337            373
  Other                                                              631            568
                                                               ------------------------
      Total noninterest expense                                    2,008          2,245
                                                               ------------------------
Income before income taxes                                         1,036            992
Income taxes                                                         258            128
                                                               ------------------------
  Net income                                                   $     778            864
                                                               ========================

Net income per common share basic and diluted                  $     .60            .65

                          UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION

The following unaudited proforma condensed consolidated statement of condition as of March 31, 2001 is based on the unaudited historical consolidated statements of condition of the Company and Bath as of that date assuming that the Merger consummated on May 1, 2001 had occurred on March 31, 2001.

The following unaudited proforma condensed consolidated statements of income for the three months ended March 31, 2001 and the year ended December 31, 2000 reflect the combination of the Company and Bath as if the purchase had occurred at the beginning of the two respective periods. The unaudited condensed consolidated statements of income give effect to the purchase accounting adjustments including goodwill recognized in the transaction.

These proforma financial statements should be read in conjunction with the historical consolidated financial statements and related notes in the Company's March 31, 2001 Form 10-Q and December 31, 2000 Form 10-K; and in Bath's December 31, 2000 Form 10-K.

Goodwill and other intangibles recognized with respect to the merger were approximately $37.2 million. Goodwill and other intangibles will be amortized from the acquisition date using a blended 15-year amortization period. In accordance with pending standards expected to be issued shortly by the Financial Accounting Standards Board, the Company will cease goodwill amortization on January 1, 2002 and evaluate the goodwill for impairment thereafter. Amortization of other intangibles will continue. In the opinion of the Company's management, the estimates used in the preparation of these financial statements are reasonable under the circumstances.

The combined company expects to achieve benefits from the Merger including operating cost savings and revenue enhancements. These proforma financial statements do not reflect any potential cost savings and revenue enhancements that are expected to result from the combination of operations of the Company and Bath and, accordingly, may not be indicative of the results of future operations which will also be affected by the pending changes in goodwill accounting standards described above. No assurance can be given with respect to the ultimate level of cost savings and revenue enhancements to be realized. As a result, these proforma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the Merger in fact occurred on the dates indicated, nor do they purport to be indicative of results of operations or financial condition that may be achieved in the future by the combined company.

                      FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
                  Proforma Condensed Consolidated Statement of Condition
                                       (unaudited)
                                      (in thousands)

                                                                                   As of March 31, 2001
                                                                                   --------------------
                                                              Historical        Historical
                                                              Financial         Bath
                                                              Institutions      National          Proforma             Proforma
                                                              Inc.              Corp.             Adjustments          Combined
                                                              -------------------------------------------------------------------
Assets
 Cash, due from banks and interest bearing deposits           $   30,537           14,176                0                 44,713
 Federal funds sold                                               31,225           14,295          (31,225)(1)             14,295
 Securities                                                      341,576           71,998             (146)(2)            413,428
 Loans, net                                                      882,730          187,686              360 (3)          1,070,776
 Goodwill and other intangibles                                    2,205              215           37,188 (4)             39,608
 Other assets                                                     49,308            9,649             (282)(5)             58,675
                                                              -------------------------------------------------------------------
   Total assets                                               $1,337,581          298,019            5,895              1,641,495
                                                              ===================================================================

Liabilities and Shareholders' Equity
 Deposits                                                     $1,129,970          232,564              581 (6)          1,363,115
 Borrowings                                                       35,260           34,877           33,438 (1)&(7)        103,575
 Guaranteed preferred beneficial interests
  in Corp. junior subordinated debentures                         16,200                0                0                 16,200
 Other liabilities                                                18,879            2,454                0                 21,333
                                                              -------------------------------------------------------------------
   Total liabilities                                           1,200,309          269,895           34,019              1,504,223
Shareholders' equity                                             137,272           28,124          (28,124)(8)            137,272
                                                              -------------------------------------------------------------------
   Total liabilities and shareholders' equity                 $1,337,581          298,019            5,895              1,641,495
                                                              ===================================================================

See accompanying notes to the proforma condensed consolidated statement of condition.

                                NOTES TO PROFORMA
                  CONDENSED CONSOLIDATED STATEMENT OF CONDITION
                                   (UNAUDITED)

Adjustments made in the preparation of the unaudited proforma condensed consolidated statement of condition are as follows:

1. Adjustment to record the payment of the purchase price of $62.6 million, net of proceeds received from a reduction in federal funds sold and additional borrowings.

2.    Adjustment to record acquired securities at estimated fair value.

3.    Adjustment to record acquired loans at estimated fair value.

4.    Adjustment to record goodwill and other intangibles.

5.    Adjustment to record acquired other assets at estimated fair value.

6.    Adjustment to record time deposits at estimated fair value.

7.    Adjustment to record borrowings at estimated fair value.

8.    Adjustment to eliminate shareholders' equity of Bath National Corporation.

                  FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
              Proforma Condensed Consolidated Statements of Income
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                                        For the Three Months Ended March 31, 2001
                                                                        -----------------------------------------
                                                             Historical      Historical
                                                             Financial       Bath
                                                             Institutions    National          Proforma            Proforma
                                                             Inc.            Corp.             Adjustments         Combined
                                                             --------------------------------------------------------------
Net interest income                                          $13,589            2,855             (684)(1)           15,760
Provision for loan losses                                        811              303                0                1,114
                                                             --------------------------------------------------------------
Net interest income after provision for loan losses           12,778            2,552             (684)              14,646
Noninterest income                                             2,785              492                0                3,277
Noninterest expense                                            8,244            2,008              604 (2)           10,856
                                                             --------------------------------------------------------------
  Income before income taxes                                   7,319            1,036           (1,288)               7,067
Income taxes                                                   2,514              258             (271)(3)            2,501
                                                             --------------------------------------------------------------
  Net income                                                 $ 4,805              778           (1,017)               4,566
                                                             ==============================================================
Earnings per common share:
  Basic and diluted                                          $  0.40                                                    .38

                                                                           For the Year Ended December 31, 2000
                                                                           ------------------------------------
                                                             Historical       Historical
                                                             Financial        Bath
                                                             Institutions     National         Proforma             Proforma
                                                             Inc.             Corp.            Adjustments          Combined
                                                             --------------------------------------------------------------
Net interest income                                          $53,176           11,987           (3,066)(1)           62,097
Provision for loan losses                                      4,211            5,253                0                9,464
                                                             --------------------------------------------------------------
Net interest income after provision for loan losses           48,965            6,734           (3,066)              52,633
Noninterest income                                             9,095            2,108                0               11,203
Noninterest expense                                           30,156            9,381            2,416 (2)           41,953
                                                             --------------------------------------------------------------
  Income before income taxes                                  27,904             (539)          (5,482)              21,883
Income taxes                                                   9,804             (669)          (1,219)(3)            7,916
                                                             --------------------------------------------------------------
  Net income                                                 $18,100              130           (4,263)              13,967
                                                             ==============================================================
Earnings per common share:
  Basic and diluted                                          $  1.51                                                   1.13

See accompanying notes to the proforma condensed consolidated statements of income.

                                NOTES TO PROFORMA
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

Adjustments made in the preparation of the unaudited proforma condensed consolidated statements of income are as follows:

1. Adjustment to reflect (i) the decrease in interest income on federal funds sold and the increase in interest expense on new borrowings used to fund the acquisition and (ii) the amortization of purchase accounting adjustments.

2. Adjustment to reflect the amortization of goodwill and other intangibles recognized in the acquisition.

3. Net income tax benefit on proforma adjustments at 40.5% (net of nondeductible amortization).